UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33 Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2469 7900
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.
Altisource Portfolio Solutions S.A. (“Altisource”) is filing this Current Report on Form 8-K, consistent with ASC 280, Segment Reporting, to conform its Historical Consolidated Financial Statements and Notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations and other Form 10-K sections (see exhibit 99.1 attached hereto) to reflect changes in Altisource’s reportable segments from those contained in Altisource’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 3, 2022.
As of December 31, 2021, Altisource operated with one reportable segment (total Company). Effective January 1, 2022, Altisource’s reportable segments changed as a result of a change in the way its Chief Executive Officer (the Company’s chief operating decision maker) manages the business, allocates resources and evaluates performance, and the related changes in the Company’s internal organization. Altisource conformed Exhibit 99.1 to reflect its new financial reporting structure, including its two operating segments—Servicer and Real Estate and Origination. The Company also reports Corporate and Others separately. Altisource filed its Quarterly Reports on Form 10-Q for the quarters and year-to-date periods ended March 31, 2022, June 30, 2022 and September 30, 2022 on April 28, 2022, July 28, 2022 and November 3, 2022, respectively (collectively “2022 Quarterly Reports on Form 10-Q”).
The information included in this Current Report on Form 8-K reflects changes to the disclosures related to Altisource’s revised segment results and does not revise Altisource’s consolidated financial condition or results of operations nor does it reflect any events occurring after the filing of the 2021 Annual Report on Form 10-K. The Historical Consolidated Financial Statements and Notes will serve as the historical consolidated financial statements and notes of Altisource for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Altisource files its Annual Report on Form 10-K for the year ended December 31, 2022. This Current Report on Form 8-K, including the information contained in Exhibit 99.1, should be read in conjunction with Altisource’s 2021 Annual Report on Form 10-K and the 2022 Quarterly Reports on Form 10-Q.
Item 9.01 Financial Statements and Exhibits
The following document is filed herewith as an exhibit hereto:
(d) Exhibits

Exhibit No.	Description
99.1
Business, Management's Discussion and Analysis of Financial Condition and Results of Operations, the Historical Consolidated Financial Statements and Notes and other Form 10-K sections of Altisource Portfolio Solutions S.A. for the year ended December 31, 2021, reflecting Altisource's new financial reporting structure, and including the Report of Independent Registered Public Accounting Firm dated March 3, 2022, except for Note 25, as to which the date is December 12, 2022

99.2	Consent of Independent Registered Public Accounting Firm (Mayer Hoffman McCann P.C.)
101	The following Historical Consolidated Financial Statements and Notes on Form 8-K of Altisource Portfolio Solutions S.A. for the year ended December 31, 2021, filed on December 9, 2022, formatted in Inline XBRL: (i) Consolidated Balance Sheets as of December 31, 2021 and December 31, 2020; (ii) Consolidated Statements of Operations and Comprehensive Income (Loss) for each of the years in the two-year period ended December 31, 2021; (iii) Consolidated Statements of Equity for each of the years in the two-year period ended December 31, 2021; (iv) Consolidated Statements of Cash Flows for each of the years in the two-year period ended December 31, 2021; and (v) Notes to Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 12, 2022

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer